The PNC Financial Services Group, Inc. Annual Meeting of Shareholders April 26, 2011 Exhibit 99.1

James E. Rohr Chairman and Chief Executive Officer

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration.  It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents.  We provide greater detail regarding some of these factors in our 2010 Form 10-K, including in the Risk Factors and Risk
Management sections of that report, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.
Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation.  We do not assume any duty and do not undertake to update those statements.
In our presentations, we sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), the acceleration of accretion of the remaining issuance discount on our TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global
Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and integration costs in the 2010 and 2009 periods.  This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our
GAAP results.  We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings (total revenue less noninterest expense), as we believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations.  Where applicable, we provide GAAP reconciliations for such additional information.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only.  These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Overview
PNC delivered an exceptional year in a challenging
environment
PNC’s business model is designed to deliver
strong results and long-term value for our
constituencies
PNC’s first quarter results highlight our
momentum
PNC is well positioned to capture future growth
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

Delivered Exceptional 2010 Performance
Grew our businesses and delivered record net income of
$3.4 billion in 2010
Transitioned to a higher quality balance sheet
Improved our capital ratios to record levels
Implemented the PNC sales and service model and
successfully grew clients across our businesses
Exceeded our original acquisition-related cost savings target
Actively managed our risk positions toward a moderate
profile
PNC Is Positioned to Deliver Even Greater Shareholder Value. PNC Is Positioned to Deliver Even Greater Shareholder Value.

0
25
50
75
100
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Recognizing Changing Customer Preferences
Customers have more choices and want more control
US banking transactions by channel (billions)
Mobile
Online
ATM
Call center
Branch
Source: Tower Group, McKinsey & Co.
Growth in electronic
channels continues to
reduce consumer
check payments
In 2002, checks
accounted for 48% of
non-cash transactions
By 2012, checks are
expected to account
for only 17% of
non-cash transactions
Forecast Actual

The Banker
Bank of the Year 2010
UNITED STATES
WA
OR
ID
CA
NV
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
AR
GA
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
National distribution capabilities
PNC’s Powerful Franchise
Dec. 31, 2010 U.S. Rank
Deposits $183B 6
Assets $264B 6
Branches 2,470 5
ATMs 6,673 5
Record 2010 net income of $3.4B
(1) Rankings source: SNL DataSource; Banks headquartered in U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
th
th
th
th
1

Our Business Model is Delivering Strong Results and
Long-Term Value
A successful business model Delivering value for our stakeholders
Core funded, disciplined deposit
pricing
Returning to a moderate risk profile
Leveraging customer relationships,
strong brand to grow high quality,
diverse revenue streams
Focus on creating positive operating
leverage, invest in innovation
Remaining disciplined with capital
Execute
SHAREHOLDERS
Return
Operating
leverage
Capital utilization
CUSTOMERS
Engagement
Brand equity
Customer growth
Market share
EMPLOYEES
Engagement
Talent
management
Diversity
COMMUNITIES
Community-based
spending
Grow Up Great
Green initiatives

Delivering Long–Term Value for Our Shareholders
$25
$50
$75
$100
$125
$150
2005 2006 2007 2008 2009 2010
December 31
PNC
S&P 500 Index
Peer Group
¹
S&P 500 Banks
X
Comparison of cumulative 5-year total return
(1) Peer group represents BBT, BAC, COF, CMA, FITB, JPM, KEY, MTB, PNC, RF, STI, USB and WFC.

Significant 1Q11 Achievements
1Q11 financial
summary
Net income
Diluted EPS from
net income
Return on
average assets
$832 million $1.57 1.29%
Delivered strong financial results through the execution of our business model
Record capital levels
- Increased quarterly common stock dividend 250% to $0.35 per share for
2Q11
- Confirmed 25 million share repurchase program; plan to repurchase up to
$500 million in 2011
¹
Businesses continued to grow clients, deepen relationships and launch new products
Continued to maintain a high quality balance sheet, poised to support client growth
Actively managed our risk positions toward a moderate profile
1Q11 highlights
(1) Subject to market and general economic conditions, economic and regulatory capital conditions, alternative uses of capital, regulatory and contractual limitations, and potential impact on credit ratings.

PNC’s Growth Opportunities
Time
Disciplined
expense
management
Growth
through
execution
Growth
through
lending
Growth
through
innovation
Growth
through
market share
Credit quality
improvement
Capital
management
Higher
interest rates

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-
looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,
“will,” “should,” “project,” “goal” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-
looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2010 Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our subsequent SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
A slowing or failure of the moderate economic recovery that began in mid-2009 and continued throughout 2010 and into 2011.
o
Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations.
o
Changes in levels of unemployment.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•Turbulence in significant portions of the US and global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
•We will be impacted by the extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”)
and ongoing reforms impacting the financial institutions industry generally.  Further, as much of the Dodd-Frank Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began in mid-2009 and continued throughout 2010 will transition into a self-sustaining economic expansion in 2011 pushing the unemployment rate lower amidst continued low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding.  These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment.
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation (such as that under the Dodd-Frank
Act) as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may result in monetary judgments or settlements or other remedies, including fines, penalties, restitution or alterations in our business practices and in additional expenses and collateral costs.
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o Changes in accounting policies and principles.
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular.
o Changes to regulations governing bank capital, including as a result of the Dodd-Frank Act and of the Basel III initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.
Appendix

Cautionary Statement Regarding Forward-Looking
Information (continued)
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits.
Acquisitions present us with risks in addition to those presented by the nature of the business acquired.  These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  In addition, regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.
Appendix